BB&T

                               GUARANTY AGREEMENT



BRANCH BANKING AND TRUST COMPANY                   _____________________________

Dear Sirs:

         As an inducement to Branch Banking and Trust Company ("Bank') to extend credit to and to otherwise deal with Datametrics Corporation, a Delaware corporation. ("Borrower"), and in consideration thereof, the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, now or hereafter, incurred with or held by Bank, together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof. The obligation of the undersigned is a guarantee of payment and not of collection.

         The undersigned is Bank's debtor for all indebtedness, obligations and liabilities for which this Guaranty is made, and Bank shall also at all times have a lien on and security interest in all stocks, bonds and other securities of the undersigned at any time in Bank's possession and the same shall at Bank's option be held, administered and disposed of as collateral to any such indebtedness, obligation or liability of the Borrower, and Bank shall also at all times have the right of set-off against any deposit account of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

         It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

         Bank may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created. The undersigned agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made.

         This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and the undersigned hereby waives the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against the undersigned on account of obligation and liability hereunder until judgment be obtained therefor against the Borrower and execution thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned hereby agrees to indemnify the Bank for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys' fees, and court costs incurred by the Bank in the event that the Bank should first be required by the undersigned to resort to any property held by the Bank or in which the Bank has a security interest or to obtain execution or other satisfaction of a judgment against the Borrower on account of Borrower's obligation and liability for its indebtedness guaranteed hereby; and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. The undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

Check applicable box:

|_| This Guaranty is unlimited and applies to all indebtedness of Borrower, whether now existing or hereafter arising.

|_| This Guaranty applies to all indebtedness of Borrower evidenced by its promissory note numbers ____ ated _______(including all extensions, renewals,and modifications thereof) in the aggregate principal amount of $ ___________.

|X| This Guaranty is limited to an amount of $_____________ plus accrued interest, late fees, costs of collection (including attorneys' fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower's indebtedness and obligations to Bank.

         To secure the payment of all obligations of the undersigned hereunder, the undersigned hereby grants a security interest and lien in the following goods and property owned by the undersigned:____________________________________
________________________________________________________________________________
               **SEE ADDENDUM TO GUARANTY (INCORPORATED HEREIN BY
            REFERENCE) FOR GUARANTY SECURITY TERMS** ("Collateral").
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________("Collateral").
The undersigned hereby agrees to execute and deliver to Bank any security agreement, deed of trust, mortgage, UCC financing statement, or other document required by the Bank in order to protect its security interest or lien in the Collateral. This document shall constitute a security agreement under the Uniform Commercial Code of Maryland ("Code"), and in addition to having all other legal rights and remedies, the Bank shall have all rights and remedies of a secured party under the Code.

         This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby.

         If the Borrower is a corporation, this instrument covers all indebtedness, obligations and liabilities to Bank purporting to be made or undertaken on behalf of such corporation by any such officer or agent of said corporation without regard to the actual authority of such officer or agent. The term 'corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized.

         The undersigned  covenants,  warrants, and represents to the Bank that:
(i) this guaranty is enforceable against the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party; (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned which would materially adversely affect the financial condition of the undersigned or his ability to fulfill his obligations hereunder; and (iv) that the undersigned has knowledge of the Borrower's financial condition and affairs.

         This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of Maryland. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Maryland and in no other forum, For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of Maryland. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of Maryland.

         Witness the signature and seal of each of the undersigned.

WITNESS

_________________________          __________________________(SEAL)

_________________________          __________________________(SEAL)

          Address of Guarantor(s): ________________________

                                   ________________________

         California, Los Angeles County

         I, ____________, Notary Public of Los Angeles County, do hereby certify that__________ personally appeared before me this day and acknowledged the due execution of the foregoing instrument in writing.

Witness my hand and seal, this____ day of__________, 1999.


My Commission Expires:                               ---------------------------
                                                     Notary Public

                         ADDENDUM TO GUARANTY AGREEMENT

WITNESSETH:

         The following additional terms are incorporated into the Guaranty Agreement dated August ___, 1999, by and between Branch Banking and Trust Company (the "Bank"), and Roy Doumani (the "Guarantor"):

         1. Notices. Pursuant to the terms set forth in that certain Promissory Note from Datametrics Corporation, a Delaware corporation ("Borrower") to Branch Banking and Trust Company (the "Bank"), the Borrower is entitled to written notice of any default from Bank with a cure period of ten (10) business days to cure said default. Prior to exercising its rights in the collateral as described more fully hereinbelow, the Bank shall give the undersigned Guarantor written notice of any default which has not been cured by Borrower, and the undersigned Guarantor shall have an additional ten (10) business days to cure said default of Borrower.

         Notices shall be given to Guarantor by hand-delivery to the Guarantor at the following address: _______________________, or sent via facsimile transmission to __________, or sent by overnight mail via a nationally recognized overnight delivery service to Guarantor's address listed above, or by United States mail, first-class and postage prepaid to Guarantor's address listed above. All notices required or permitted to be given hereunder to the Bank shall be hand-delivered to the Lender at 3505 Hamilton Street, Hyattsville, Maryland 20782, Attn: Commercial Lending, or sent by United States Mail, postage prepaid, registered or certified with return receipt requested to the aforesaid address.

         If any written notice is mailed via first-class mail, it shall be deemed effective on the earlier of actual receipt or on the third (3rd) calendar day following date of mailing; notices sent by overnight delivery shall be effective twenty-four (24) hours after being deposited with the overnight delivery company; and notice delivered in person, by registered or certified mail, or by facsimile transmission shall be effective upon actual delivery or transmission. Any party may change its address or facsimile number for notice hereunder to another location within the continental United States by giving thirty (30) days written notice to the other party in the manner set forth above.

         2. COLLATERAL/RECOURSE. To induce the Bank to extend credit to and to otherwise deal with Borrower, Guarantor caused the issuance of an irrevocable Standby Letter of Credit [Credit Number ______] from US Trust in favor of the Bank in the sum of __________Dollars ($_________.00) as collateral for this Guaranty. Notwithstanding anything to the contrary contained in the Guaranty, in the event of default without cure thereof within any applicable cure periods by Borrower and/or Guarantor, the Bank's recourse against Guarantor shall limited to the presentation of a sight draft to US Trust against said Letter of Credit.

         IN THE EVENT OF A CONFLICT BETWEEN THE GUARANTY AGREEMENT AND THIS ADDENDUM TO GUARANTY AGREEMENT, THIS ADDENDUM TO GUARANTY
AGREEMENT SHALL CONTROL.

                                   GUARANTOR:

Witness:


__________________________         _______________________________ (Seal)